UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 11, 2021
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 11, 2021. The final voting results on the proposals presented at the Annual Meeting are set forth below.
The first proposal was for the election of the following nine directors: Michael P. Monaco, Ashwini (Ash) Gupta, Wendy G. Hannam, Jeffrey A. Hilzinger, Angela A. Knight, Laura Newman Olle, Richard J. Srednicki, Richard P. Stovsky and Ashish Masih. All nine directors were elected, with the following votes tabulated:

	For	Withheld	Broker Non-Votes
Michael P. Monaco	26,134,945	545,207	1,381,051
Ashwini (Ash) Gupta	26,627,704	52,448	1,381,051
Wendy G. Hannam	26,629,811	50,341	1,381,051
Jeffrey A. Hilzinger	26,170,427	509,725	1,381,051
Angela A. Knight	26,121,506	558,646	1,381,051
Laura Newman Olle	26,140,763	539,389	1,381,051
Richard J. Srednicki	26,035,712	644,440	1,381,051
Richard P. Stovsky	26,141,518	538,634	1,381,051
Ashish Masih	26,629,479	50,673	1,381,051
The second proposal was a non-binding vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the compensation of the Company’s named executive officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
26,066,047	604,768	9,337	1,381,051
The third proposal was the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, with the following votes tabulated:

For	Against	Abstain
27,903,133	146,866	11,204

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	June 14, 2021	/s/ Gregory Call
Gregory Call
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary